SANDLER O'NEILL + PARTNERS

2009 West Coast Financial Services Conference

March 3, 2009

Provident Financial Holdings, Inc.

www. myprovident.com

Safe-Harbor Statement

This presentation contains statements that the Corporation believes are "forward-looking statements." These statements relate to the Corporation's financial condition, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Corporation may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Corporation. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially include, but are not limited to, the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes and other properties and fluctuations in real estate values in our market areas; results of examinations of us by the Office of Thrift Supervision and our bank subsidiary by the Federal Deposit Insurance Corporation, the Office of Thrift Supervision or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our reserve for loan losses or to write-down assets; our ability to control operating costs and expenses; our ability to implement our branch expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; our ability to manage loan delinquency rates; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; legislative or regulatory changes that adversely affect our business; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board; war or terrorist activities; other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and other risks detailed in the Corporation's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2008.

Pre-Provision, Pre-Tax Earnings


58% C.A.G.R.*
(In Millions)
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$3.0
$4.2
$5.0
$4.1
$6.4
$5.3
09/07
12/07
03/08
06/08
09/08
12/08
(Quarter Ended)

* C.A.G.R. - Compound annual growth rate from the quarter ended 09/30/07 through 12/31/08.

Provident Bank Mortgage Loan Originations



(In Millions)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$34
$97
$33
$98
$32
$86
$21
$114
$8
$166
$169
97% Increase in Saleable Loan Volume
09/07
12/07
03/08
06/08
09/08
12/08
(Quarter Ended)
Saleable
Portfolio

Provident Financial Holdings, Inc.

Provident Bank Mortgage Locked Pipeline


Locked Pipeline - Available for Sale
(In Thousands)
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$(0)
Sizable Increase

	09/07	12/07	03/08	06/08	09/08	12/08
Gross Locked Pipeline	$35,670	$23,244	$37,938	$44,599	$54,666	$77,243
Net Locked Pipeline (1)	$23,966	$9,995	$14,037	$23,191	$32,253	$45,573

(Quarter Ended)

(1) Net of management's estimate of commitments to extend credit which may not fund.

Loan Sale Margin



Solid Rebound
1.90%
1.40%
0.90%
0.40%
-0.10%
-0.60%
0.11%
0.06%
1.09%
1.05%
0.41%
0.77%
-0.32%
0.92%
0.72%
1.18%
0.80%
1.68%
09/07
12/07
03/08
06/08
09/08
12/08
(Quarter Ended)
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision

Provident Financial Holdings, Inc.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2000 & Prior	2001	2002	2003	2004	2005	2006	2007	2008	TOTAL
Loan Balance (In Thousands)	$ 12,582	$ 150	$ 3,972	$27,632	$99,684	$234,539	$192,445	$117,582	$53,559	$742,147
Weighted Avg. LTV (1)	51%	53%	67%	72%	76%	73%	70%	72%	76%	72%
Weighted Avg. Age (In Years)	14.80	7.34	6.32	5.33	4.30	3.45	2.46	1.49	0.73	3.08
Weighted Avg. FICO	705	611	705	725	720	731	742	735	744	734
Number of Loans	157	2	15	102	302	616	441	228	97	1,960
Geographic Breakdown (%)										
Inland Empire	35%	100%	41%	37%	30%	33%	29%	27%	21%	30%
Southern CA (Other than Inland Empire)	54%	0%	51%	60%	64%	59%	52%	43%	53%	55%
Other California	7%	0%	8%	3%	5%	7%	17%	28%	25%	14%
Other States	4%	0%	0%	0%	1%	1%	2%	2%	0%	1%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

Provident Financial Holdings, Inc.

Asset Quality

Commercial Real Estate – Loans Held for Investment

	Year of Origination									
	2000 & Prior	2001	2002	2003	2004	2005	2006	2007	2008	TOTAL (3)
Loan Balance (In Thousands)	$3,052	$3,183	$7,770	$14,261	$13,520	$23,450	$32,562	$23,251	$6,525	$127,574
Weighted Avg. LTV (1)	37%	51%	53%	48%	53%	50%	55%	56%	38%	52%
Weighted Avg. Debt Coverage Ratio (2)	1.40x	1.30x	1.43x	1.64x	2.22x	2.04x	2.36x	2.33x	1.71x	2.06x
Weighted Avg. Age (In Years)	15.19	7.70	6.50	5.51	4.45	3.46	2.39	1.50	0.69	3.59
Weighted Avg. FICO	750	740	734	732	713	715	739	717	756	727
Number of Loans	10	4	6	24	22	28	34	29	15	172
Geographic Breakdown (%)										
Inland Empire	75%	100%	96%	52%	49%	66%	20%	45%	9%	47%
Southern CA (Other than Inland Empire)	22%	0%	4%	48%	51%	34%	74%	46%	91%	50%
Other California	4%	0%	0%	0%	0%	0%	1%	8%	0%	2%
Other States	0%	0%	0%	0%	0%	0%	5%	0%	0%	1%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Comprised of the following: $29.3 million in Office; $23.4 million in Retail; $16.8 million in Light Manufacturing; $14.2 million in Warehouse; $12.2 million in Mixed Use; $11.0 million in Medical/Dental Office; $4.1 million in Restaurant/Fast Food; $3.8 million in Mini-Storage; $3.3 million in Research and Development; $2.8 million in Mobile Home Park; $2.0 million in Hotel and Motel; $1.8 million in Automotive – Non Gasoline; $1.3 million in School; and $1.6 million in Other.

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Multi-Family – Loans Held for Investment

	Year of Origination									
	2000 & Prior	2001	2002	2003	2004	2005	2006	2007	2008	TOTAL
Loan Balance (In Thousands)	$2,060	-	$4,349	$21,274	$46,120	$68,095	$114,252	$105,839	$19,715	$381,704
Weighted Avg. LTV (1)	30%	-	46%	59%	54%	57%	58%	58%	57%	57%
Weighted Avg. Debt Coverage Ratio (2)	2.56x	-	1.56x	1.41x	1.45x	1.28x	1.27x	1.25x	1.30x	1.31x
Weighted Avg. Age (In Years)	13.98	-	6.20	5.34	4.50	3.47	2.53	1.48	0.57	2.80
Weighted Avg. FICO	720	-	744	737	709	709	714	701	763	718
Number of Loans	7	-	8	34	59	100	125	124	22	479
Geographic Breakdown (%)										
Inland Empire	78%	-	16%	4%	20%	7%	11%	3%	8%	9%
Southern CA (Other than Inland Empire)	22%	-	84%	84%	71%	61%	59%	82%	91%	70%
Other California	0%	-	0%	12%	3%	32%	28%	15%	1%	19%
Other States	0%	-	0%	0%	6%	0%	2%	0%	0%	2%
	100%	-	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

Provident Financial Holdings, Inc.

Bank Capital Ratios



14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%

	09/07	12/07	03/08	06/08	09/08	12/08
Core Capital Ratio	7.17%	7.13%	7.09%	7.19%	7.42%	7.25%
Tier 1 Risk-Based Capital Ratio	10.77%	10.73%	10.80%	10.99%	11.71%	11.63%
Total Risk-Based Capital Ratio	11.95%	11.93%	11.98%	12.25%	12.96%	12.88%

(Quarter Ended)

To be deemed "Well Capitalized," the Bank must maintain its Core Capital Ratio, Tier 1 Risk-Based Capital Ratio and Total Risk-Based Capital Ratio at or above 5.00%, 6.00% and 10.00%, respectively.

Provident Financial Holdings, Inc.

Value Proposition

Stock Price to Tangible Book Value Multiple



2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x

	Mar 2007	Jun 2007	Sep 2007	Dec 2007	Mar 2008	Jun 2008	Sep 2008	Dec 2008
Price/TBV	1.37x	1.24x	1.10x	0.81x	0.78x	0.47x	0.44x	0.24x